UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        ---------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2004

                         Commission File Number 0-21511

                                V-ONE CORPORATION
                                -----------------
                           (Exact name of registrant)

              DELAWARE                               52-1953278
              --------                               ----------
      (State of incorporation)          (I.R.S. Employer Identification No.)

           20300 CENTURY BLVD., SUITE 200, GERMANTOWN, MARYLAND 20874
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (301) 515-5200
                                 --------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))



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Item 2.04  TRIGGERING  EVENTS THAT  ACCELERATE  OR  INCREASE A DIRECT  FINANCIAL
OBLIGATION

The Merger Agreement for the anticipated merger of V-ONE Corporation (the "Company") and SteelCloud, Inc. required that the Company's outstanding 7% Subordinated Convertible Notes be cancelled and converted into the right to receive specified merger consideration and that all related note instruments be terminated without any obligation of the note holders or the Company. In contemplation of the merger, the Company and the note holders executed agreements effecting the note cancellation, which agreements provided that the note cancellation would be void if the merger was not consummated. On September 28, 2004, the Company and SteelCloud, Inc. terminated the Merger Agreement and consequently, the Company's 7% Subordinated Convertible Notes remain outstanding.

The Company is currently in default on the interest payable on the 7% Subordinated Convertible Notes in the amount of $42,000. The holders have not made any formal claims for payment and the Company currently is seeking an extension of time for the payment of interest.

The 7% Subordinated Convertible Notes also provide that the Company will be in default if the Registration Statement providing for the resale of shares of Common Stock issuable upon conversion of the notes is not declared effective by the Securities and Exchange Commission within 180 days of February 27, 2004. The Company timely filed the Registration Statement and is currently responding to comments from the Securities and Exchange Commission. However, due to unanticipated circumstances, the Registration Statement has not yet been declared effective by the Securities and Exchange Commission.

In such events of default, the note holders may demand that the Company pay interest on the outstanding principal balance of the notes at the lesser of 12% and the maximum applicable legal rate per annum from the date of the event of default until such default is cured. If such events of default continue, the note holders may at their option, (i) declare the entire unpaid principal balance of the notes, together with accrued and unpaid interest, due and payable, (ii) demand that the principal amount of the notes then outstanding and all accrued and unpaid interest thereon be converted into shares of Common Stock, or (iii) exercise or otherwise enforce any one or more of their rights under the notes and related agreements. The note holders have not made any such demands or declarations.


SAFE HARBOR  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF
1995:

This document may contain statements, estimates or projections that constitute "forward-looking" statements as defined under U.S. federal securities laws. Generally the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. A list and description of some of the risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. You should not

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place undue reliance on forward-looking  statements,  which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       V-ONE CORPORATION

Dated:  November 12, 2004              By: /s/ Margaret E. Grayson
                                           -----------------------
                                           Margaret E. Grayson
                                           President and Chief Executive Officer